SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)          June 16, 2004
                                                 ------------------------------

                            QUAKER CITY BANCORP, INC.
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               (Exact name of registrant as specified in charter)


              Delaware                       0-22528             95-444421
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  (State or other jurisdiction of  (Commission file number)   (IRS employer
           incorporation)                                    identification no.)


7021 Greenleaf Avenue, Whittier, California                    90602
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(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code           (562) 907-2200
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                                 Not applicable
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          (Former name or former address, if changed since last report)



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ITEM 9.  REGULATION FD DISCLOSURE*


         The following information and the exhibit relating thereto are furnished pursuant to Item 9 of this Current Report on Form 8-K. On June 16, 2004, Quaker City Bancorp, Inc. (the "Company") issued a press release announcing that its stockholders had approved the Agreement and Plan of Merger, dated as of March 18, 2004, as supplemented on April 15, 2004 (the "Merger Agreement"), by and among the Company, Popular, Inc. ("Popular") and Popular Acquisition Corp., an indirect wholly owned subsidiary of Popular, thereby approving the acquisition by merger of the Company by Popular. By such press release, the Company also announced the declaration on June 16, 2004 by it's board of directors of a cash dividend. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              QUAKER CITY BANCORP, INC.

Date:  June 16, 2004          By:         /s/ Frederic R. (Rick) McGill
                                          ------------------------------
                                          Name:  Frederic R. (Rick) McGill
                                          Title: President and Chief
                                                 Executive Officer

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




                                  EXHIBIT INDEX



   Exhibit No.               Description
   ----------                -----------
99.1                Press Release of Quaker City Bancorp, Inc.
                    dated June 16, 2004


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